UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2011

INTERNAL FIXATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-54363	20-4580923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5901 SW 74th Street, Suite 408
South Miami, FL 33143
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (786) 268-0995

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  Regulation FD Disclosure.

On August 18, 2011, the Company will present at the National Investment Banking Association  Investment Conference in Boston, Massachusetts.  A copy of the Company’s presentation slides is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is available on the Company's website on the day of the presentation at www.ifsusa.net.

The information contained in Item 7.01 to this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Act.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	National Investment Banking Association Investment Conference Presentation.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAL FIXATION SYSTEMS, INC.

Date: August 18, 2011	By:	/s/ Laura Cattabriga
Name: Laura Cattabriga
Title: Chief Financial Officer